UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2011
IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 654 — 999 Canada Place Vancouver, BC, Canada	V6C 3E1

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (604) 688-8323
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On March 28, 2011 Ivanhoe Energy Inc. issued a press release announcing that a new patent was issued in the United States in the name of Ivanhoe Energy Inc.’s technology partner, Ensyn Corporation (“Ensyn”), related to Ensyn’s RTP™ (“Rapid Thermal Processing”). A copy of this press release is furnished as Exhibit 99.1 to this report.
The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information furnished pursuant to item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
99.1	News release, dated March 28, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2011	IVANHOE ENERGY INC.
Beverly A. Bartlett
Name: Beverly A. Bartlett
Title: Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release, dated March 28, 2011.